UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2006


                             URANIUM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-17171               75-2212772
            --------                     -------               ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
         incorporation)                                    Identification No.)



          650 South Edmonds, Suite 108, Lewisville, TX     75067
            (Address of principal executive offices)      Zip Code


                                 (972) 219-3330
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

         On September 19, 2006 the Registrant issued a press release announcing production and operations updates for its South Texas uranium projects.

         A copy of the press release dated September19, 2006 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

         Exhibit 99.1 Press Release dated September 19, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              URANIUM RESOURCES, INC.




Date: September 19, 2006      /s/ Thomas H. Ehrlich
                              --------------------------------------------
                              Thomas H. Ehrlich
                              Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number             Description
Exhibit 99.1                        Press Release dated September 19 2006